RESOLUTIONS OF THE BOARD OF DIRECTORS OF ANDES 7 INC.

Pursuant to Article IV, Section 5 of the Bylaws (the “Bylaws”) of ANDES 7 Inc., a Delaware corporation (the “Company”), the Board of Directors adopts the following resolutions:

WHEREAS, the Board of Directors has received the resignation of Richard Chiang as its Chairman of the Board pursuant to Article IV, Section 8 of the Bylaws. The Board of Directors accepts this resignation as being in the best interests of the Company. The Company has no disputes with Richard Chiang for actions during his tenure as Chairman of the Board. As a result of this resignation, the Board of Directors nominates Andrew Khor Poh Kiang to serve as Chairman of the Board.

WHEREAS, the Board of Directors has received the resignation of Richard Chiang as its Chief Executive Officer, President, Secretary and Treasurer. In light of this resignation, the Company removes Richard Chiang as its Chief Executive Officer, President, Secretary and Treasurer pursuant to Article V, Section 3. In consideration of mutual releases, Richard Chiang has consented to the Company’s redemption of 9,900,000 shares at par value, which had previously been issued to him in serving in these capacities. The Company has no disputes or disagreements with Richard Chiang. In order to effectuate the redemption, Richard Chiang has agreed to return the stock certificate representing the 10,000,000 shares previously issued in consideration of the issuance of a new stock certificate representing 100,000 shares of restricted common stock.

WHEREAS, the Board of Directors has received Subscription Agreements associated with the purchase of its restricted common stock. The Board of Directors has concluded that the issuance of these shares in consideration of the privately negotiated amounts in each Subscription Agreement is in the best interests of the Company. The Board of Directors has directed the Secretary of the Company to issue these shares with the appropriate restrictive legend and has directed Andrew Khor Poh Kiang to execute the Subscription Agreements on behalf of the Company.

WHEREAS, as a result of acceptance of the Subscription Agreements, the Secretary shall record on the books and records the following shares of restricted common stock issued and outstanding:

8,000,000 Abina Asean, Co. Ltd. (Republic of Seychelles)

1,000,000 Toh Kean Ban

1,000,000 Dr. Ir. H.M. Itoc Tochija

100,000 Richard Chiang

WHEREAS, pursuant to Article V, Section 1 of the Bylaws, with Richard Chiang abstaining from the vote as a result of this action taking place following his resignation, the Board of Directors nominates the following officers to serve consistent with Article V of the Bylaws:

Andrew Khor Poh Kiang Chief Executive Officer and President

Lee Kok Keing Chief Financial Officer

Dr. Eric Chin Tek Mun Chief Operations Officer

Simon Chua Chooi Huat Secretary

Dr. Ng Mooi Eng Treasurer

WHEREAS, the role of Chief Operations Officer and Chief Financial Officer have not been assigned duties and obligations under the Bylaws. The Board of Directors assigns the Chief Operations Officer with daily operations of the Company. The Chief Operations Officer shall routinely report to the Chief Executive Officer and President. The Board of Directors assigns the Chief Financial Officer with overseeing all financial activities of the Company including financial planning and monitoring cash flow, and shall report directly to the Chief Executive Officer and President. Pursuant to Article V, Section 2 of the Bylaws, the compensation for newly appointed officers shall be fixed by the Board of Directors in the future.

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WHEREAS, the Board of Directors has reviewed and approved the engagement letter presented by Paesano Akkashian Apkarian, P.C. to serve as the Company’s legal counsel.

IT IS FURTHER RESOLVED that the engagement letter executed by Marcos Chow Lam, as a designee of the Board of Directors, and Tech Associates, Inc. is hereby ratified as being in the best interests of the Company.

NOW THEREFORE, IT IS RESOLVED that Richard Chiang’s resignation from the Board of Directors is hereby accepted. Considering Richard Chiang would abstain from such a vote, his signature to these resolutions is not necessary, and all further resolutions herein do not require his signature.

IT IS FURTHER RESOLVED that, as a result of Richard Chiang’s resignation, Andrew Khor Poh Kiang shall serve as Chairman of the Board.

IT IS FURTHER RESOLVED that the Board of Directors, pursuant to Article IX, Section 6 of its Bylaws, in addition to the resignation as Director, the Board of Directors accepts the resignation of Richard Chiang as Chief Executive Officer, President, Secretary and Treasurer is hereby approved as being in the best interests of the Company.

IT IS FURTHER RESOLVED, that the Secretary shall redeem the stock certificate representing the 10,000,000 shares previously issued to Richard Chiang, cancel the certificate and issue a certificate to Richard Chiang for 100,000 shares of restricted stock at par value.

IT IS FURTHER RESOLVED that the following officers are appointed following nomination:

Andrew Khor Poh Phang Chief Executive Officer and President

Lee Kok Keing Chief Financial Officer

Dr. Eric Chin Tek Mum Chief Operations Officer

Simon Chua Chooi Huat Secretary

Dr. Ng Mooi Eng Treasurer

IT IS FURTHER RESOLVED that the Secretary shall issue stock certificates consistent with these resolutions, and record in the books and records of the Company the following register of shares as being issued and outstanding:

8,000,000 Abina Asean, Co. Ltd. (Republic of Seychelles)

1,000,000 Toh Kean Ban

1,000,000 Dr. Ir. H.M. Itoc Tochija

100,000 Richard Chiang

IT IS FURTHER RESOLVED that the Chief Operations Officer shall be responsible for daily operations of the Company, and shall report directly to the Chief Executive Officer and President.

IT IS FURTHER RESOLVED that the Chief Financial Officer shall oversee all financial activities of the Company including financial planning and monitoring cash flow, and shall report directly to the Chief Executive Officer and President.

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IT IS FURTHER RESOLVED that the Company may transact banking business at any such banks as the Chief Executive Officer/President may from time to time determine; that the Chief Executive Officer/President is authorized direct the Secretary to execute and deliver to such banks their customary form of corporate resolutions applicable to any such accounts and to attach copies of such resolutions to these consent resolutions, which adopted in the same manner and with the same effect as if set out in full; and that such resolutions are in full force and effect and binding on the Company until they have been rescinded and written notice of such rescission has been delivered to such bank.

IT IS FURTHER RESOLVED that the purpose of authorizing the Company to do business in any state, territory, or dependency of the United States or any foreign country in which it is necessary or expedient for the Company to transact business, any one or more of the officers of the Company is authorized to appoint and substitute all necessary agents or attorneys for service of process, to designate and change the location of all necessary statutory offices, and, under the corporate seal, to pay all fees and to make and file all necessary applications, certificates, reports, powers of attorney, and other instruments as may be required by the laws of such state, territory, dependency, or country to authorize the Company to transact business therein, and, whenever it is expedient to cease doing business therein and withdraw therefrom, to revoke any appointment of agent or attorney for service of process, and to file such certificates, reports, revocation of appointment, or surrender of authority as may be necessary to terminate the authority of the Corporation to do business in any such state, territory, dependency, or country.

IT IS FURTHER RESOLVED that any one or more of the officers of the Company is authorized to adopt assumed names for the Company in the State of Delaware, if any, and that the officers of the Company are authorized and empowered in the name and on the behalf of the Company to file the applicable certificates of assumed name with the State of Delaware.

IT IS FURTHER RESOLVED that any one or more of the officers of the Company is authorized and empowered in the name and on behalf of the Company to do any and all acts and things and execute any other instruments and documents that may be or become necessary in the operations of the Company’s business, and any other action desirable or proper to carry out, put into effect, and make operative, any portion or portions of the foregoing resolutions.

IT IS FURTHER RESOLVED that the engagement letter executed by Marcos Chow Lam, as a designee of the Board of Directors, and Tech Associates, Inc. is hereby ratified as being in the best interests of the Company.

IT IS FURTHER RESOLVED that Paesano Akkashian Apkarian, P.C. shall be retained as Counsel for the Company.

IT IS FURTHER RESOLVED that the Board of Directors ratifies all prior actions of the Board of Directors as being in the best interests of the Company.

DATED: February 12, 2016

/s/ Andrew Khor Poh Kiang

Andrew Khor Poh Kiang

Chairman of the Board of Directors

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